UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2001

PROVELL, INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-19902	41-1551116
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Carlson Parkway, Suite 201
Minneapolis, Minnesota 55305
(Address of principal executive officers)

(952) 258-2000
(Registrant’s telephone Number, including area code)

ITEM 5.      OTHER EVENTS.

In connection with the Company’s efforts to demonstrate that the market value of the public float of its Series A Common Stock satisfies the continued listing requirements of the Nasdaq National Market, the Company has updated the tables of beneficial ownership for its Series A Common Stock as of May 18, 2001 and July 18, 2001 as follows:

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AS OF MAY 18, 2001

             The following table sets forth the beneficial ownership of Provell’s Common Stock as of May 18, 2001 by each shareholder who the Company knows owned more than 5% of the outstanding shares of Common Stock, each director of the Company, each executive officer and all executive officers and directors as a group.  As of May 18, 2001, 6,016,097 shares of the Company’s Common Stock were outstanding.

Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership	Percent of Ownership
Mark A. Cohn(2)	1,331,157(3)	22.1%
SAFECO Asset Management Company(4)	1,076,300	17.9%
Dimensional Fund Advisors(5)	384,200	6.4%
Woodland Partners L.L.C.(6)	595,300	9.9%
George S. Richards(2)	323,333(7)	5.4%
Kim M. Mageau(2)	--(8)	-- %
Rodney C. Merry(2)	70,000(9)	1.2%
Stephen J. Hemsley (2)	60,000(10)	1.0%
Ralph Strangis(2)	102,004(11)	1.7%
Michael T. McGowan(2)	49,666(12)	0.8%
Michael T. Del Viscio(2)	26,666(13)	0.4%
Derek R. Reisfield(2)(14)	--	-- %
Marvin S. Traub(2)(14)	45,500(15)	0.8%
All executive officers and directors as a group (9 Persons)	677,169(16)	11.3%

(1)	Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options exercisable within 60 days of the record date are deemed outstanding for computing the percentage of ownership for the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	The address of Mr. Cohn is 4737 County Road 101, Suite 305, Minnetonka, Minnesota 55435-2634. The address of Messrs. Richards, Merry, McGowan and Del Viscio and Ms. Mageau is 301 Carlson Parkway, Suite 201, Minneapolis, Minnesota 55305. The address of Mr. Hemsley is 9900 Bren Road East, Minnetonka, Minnesota 55343. The address of Mr. Strangis is 5500 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The address of Mr. Reisfield is 599 Broadway, 11th Floor, New York, New York 10012. The address of Mr. Traub is 535 Madison Avenue, 3rd Floor, New York, New York 10022.

(3)	Includes 33,970 shares held in trust for the benefit of Mr. Cohn’s children for which Mr. Cohn disclaims any beneficial ownership interest. Includes 66,667 shares of Common Stock, which can be purchased at $9.00 per share and 150,000 shares of Common Stock, which can be purchased at $10.00 per share pursuant to vested options. Does not include 240,000 shares of Common Stock, which can be purchased at $10.00 per share pursuant to options vesting equally in January 2002 and 2003.

(4)	The address of SAFECO Asset Management Company is 601 Union Street, Suite 2500, Seattle, Washington 98101. The information set forth herein is based on information filed with the Securities and Exchange Commission.

(5)	The address of Dimensional Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. The information set forth herein is based on information filed with the Securities and Exchange Commission.

(6)	The address of Woodland Partners L.L.C. is 60 South Sixth Street, Suite 3750, Minneapolis, Minnesota 55402. The information set forth herein is based on information filed with the Securities and Exchange Commission.

(7)	Includes 40,000 shares of Common Stock, which can be purchased at $6.50 per share, 10,000 shares of Common Stock, which can be purchased at $6.625 per share, 60,000 shares of Common Stock, which can be purchased at $7.50 per share, 50,000 shares of Common Stock, which can be purchased at $8.25 per share, 30,000 shares of Common Stock, which can be purchased at $13.625 per share, and 133,333 shares of Common Stock, which can be purchased at $18.25 per share, each pursuant to vested options. Does not include 20,000 shares of Common Stock, which can be purchased at $6.50 per share pursuant to options vesting in September 2001, 20,000 shares of Common Stock, which can be purchased at $6.625 per share vesting equally in August 2001 and 2002, 266,667 shares of Common Stock, which can be purchased at $18.25 per share pursuant to options vesting equally in May 2002 and 2003, or 182,500 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(8)	Does not include 50,000 shares of Common Stock, which can be purchased at $17.25 per share pursuant to options vesting equally in July 2001, 2002 and 2003.

(9)	Includes 10,000 shares of Common Stock, which can be purchased at $6.50 per share, 35,000 shares of Common Stock, which can be purchased at $9.00 per share and 25,000 shares of Common Stock, which can be purchased at $12.75 per share, each pursuant to vested options. Does not include 5,000 shares of Common Stock, which can be purchased at $6.50 per share pursuant to options vesting in September 2001, or 10,000 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(10)	Includes 20,000 shares of Common Stock, which can be purchased at $5.871 per share and 40,000 shares of Common Stock, which can be purchased at $14.25 per share pursuant to vested options.

(11)	Includes 60,000 shares of Common Stock, which can be purchased at $5.00 per share and 30,000 shares of Common Stock, which can be purchased at $6.625 per share pursuant to vested options, and 7,004 common stock equivalents under the Deferred Compensation Plan for Non-Employee Directors, as to which Mr. Strangis has no voting rights until distribution of the Common Stock upon termination of his serving as a director or a change in control of the Company.

(12)	Includes 3,000 shares of Common Stock, which can be purchased at $9.50 per share, 20,000 shares of Common Stock, which can be purchased at $8.25 per share, and 26,666 shares of Common Stock, which can be purchased at $7.563 per share pursuant to vested options. Does not include 13,334 shares of Common Stock, which can be purchased at $7.563 per share pursuant to options vesting in February 2002, or 35,000 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(13)	Includes 26,666 shares of Common Stock, which can be purchased at $8.625 per share pursuant to vested options. Does not include 13,334 shares of Common Stock, which can be purchased at $8.625 per share pursuant to options vesting in February 2002, or 10,000 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(14)	Messrs. Reisfield and Traub are nominees for election to the Company’s Board of Directors at the Company’s annual meeting to be held May 29, 2001.

(15)	Does not include 25,000 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(16)	Includes an aggregate of 619,665 shares of Common Stock that are subject to options from the Company exercisable within 60 days of the record date by all executive officers and directors and includes an aggregate of 7,004 common stock equivalents under the Deferred Compensation Plan for Non-Employee Directors.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AS OF JULY 18, 2001

             The following table sets forth the beneficial ownership of Provell’s Common Stock as of July 18, 2001 by each shareholder who the Company knows owned more than 5% of the outstanding shares of Common Stock, each director of the Company, each executive officer and all executive officers and directors as a group.  As of July 18, 2001, 6,916,513 shares of the Company’s Common Stock were outstanding.

Name and Address of Beneficial Owners(1)	Amount and Nature of Beneficial Ownership	Percent of Ownership
Mark A. Cohn(2)	1,331,157(3)	19.2%
SAFECO Asset Management Company(4)	1,076,300	15.6%
Dimensional Fund Advisors(5)	384,200	5.6%
Woodland Partners L.L.C.(6)	595,300	8.6%
George S. Richards(2)	333,333(7)	4.8%
Kim M. Mageau(2)	16,667(8)	-- %
Rodney C. Merry(2)	75,000(9)	1.1%
Ralph Strangis(2)	102,004(10)	1.5%
Michael T. McGowan(2)	49,666(11)	1.0%
Michael T. Del Viscio(2)	26,666(12)	0.4%
Derek R. Reisfield(2)	200	-- %
Marvin S. Traub(2)	45,500(13)	1.0%
All executive officers and directors as a group (8 Persons) -- Less than one tenth of one percent	649,036(14)	9.4%

(1)	Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options exercisable within 60 days of the record date are deemed outstanding for computing the percentage of ownership for the person holding such options, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)	The address of Mr. Cohn is 4737 County Road 101, Suite 305, Minnetonka, Minnesota 55435-2634. The address of Messrs. Richards, Merry, McGowan and Del Viscio and Ms. Mageau is 301 Carlson Parkway, Suite 201, Minneapolis, Minnesota 55305. The address of Mr. Strangis is 5500 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The address of Mr. Reisfield is 599 Broadway, 11th Floor, New York, New York 10012. The address of Mr. Traub is 535 Madison Avenue, 3rd Floor, New York, New York 10022.

(3)	Includes 33,970 shares held in trust for the benefit of Mr. Cohn’s children for which Mr. Cohn disclaims any beneficial ownership interest. Includes 66,667 shares of Common Stock, which can be purchased at $9.00 per share and 150,000 shares of Common Stock, which can be purchased at $10.00 per share pursuant to vested options. Does not include 240,000 shares of Common Stock, which can be purchased at $10.00 per share pursuant to options vesting equally in January 2002 and 2003.

(4)	The address of SAFECO Asset Management Company is 601 Union Street, Suite 2500, Seattle, Washington 98101. The information set forth herein is based on information filed with the Securities and Exchange Commission.

(5)	The address of Dimensional Fund Advisors is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. The information set forth herein is based on information filed with the Securities and Exchange Commission.

(6)	The address of Woodland Partners L.L.C. is 60 South Sixth Street, Suite 3750, Minneapolis, Minnesota 55402. The information set forth herein is based on information filed with the Securities and Exchange Commission.

(7)	Includes 40,000 shares of Common Stock, which can be purchased at $6.50 per share, 20,000 shares of Common Stock, which can be purchased at $6.625 per share, 60,000 shares of Common Stock, which can be purchased at $7.50 per share, 50,000 shares of Common Stock, which can be purchased at $8.25 per share, 30,000 shares of Common Stock, which can be purchased at $13.625 per share, and 133,333 shares of Common Stock, which can be purchased at $18.25 per share, each pursuant to vested options. Does not include 20,000 shares of Common Stock, which can be purchased at $6.50 per share pursuant to options vesting in September 2001, 20,000 shares of Common Stock which can be purchased at $6.625 per share vesting in August 2002, 266,667 shares of Common Stock, which can be purchased at $18.25 per share pursuant to options vesting equally in May 2002 and 2003, or 182,500 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(8)	Includes 16,667 shares of Common Stock, which can be purchased at $17.25 per share pursuant to vested stock options. Does not include 33,333 shares of Common Stock, which can be purchased at $17.25 per share pursuant to options vesting equally in July 2002 and 2003.

(9)	Includes 10,000 shares of Common Stock, which can be purchased at $6.50 per share, 35,000 shares of Common Stock, which can be purchased at $9.00 per share and 25,000 shares of Common Stock, which can be purchased at $12.75 per share, each pursuant to vested options. Also includes 5,000 shares of Common Stock, which can be purchased at $6.50 per share pursuant to options vesting in September 2001. Does not include 10,000 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(10)	Includes 60,000 shares of Common Stock, which can be purchased at $5.00 per share and 30,000 shares of Common Stock, which can be purchased at $6.625 per share pursuant to vested options, and 7,004 common stock equivalents under the Deferred Compensation Plan for Non-Employee Directors, as to which Mr. Strangis has no voting rights until distribution of the Common Stock upon termination of his serving as a director or a change in control of the Company.

(11)	Includes 3,000 shares of Common Stock, which can be purchased at $9.50 per share, 20,000 shares of Common Stock, which can be purchased at $8.25 per share, and 26,666 shares of Common Stock, which can be purchased at $7.563 per share pursuant to vested options. Does not include 13,334 shares of Common Stock, which can be purchased at $7.563 per share pursuant to options vesting in February 2002, or 35,000 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(12)	Includes 26,666 shares of Common Stock, which can be purchased at $8.625 per share pursuant to vested options. Does not include 13,334 shares of Common Stock, which can be purchased at $8.625 per share pursuant to options vesting in February 2002, or 10,000 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(13)	Does not include 25,000 shares of Common Stock, which can be purchased at $2.906 per share pursuant to options vesting equally in March 2002, 2003 and 2004.

(14)	Includes an aggregate of 591,332 shares of Common Stock that are subject to options from the Company exercisable within 60 days of the record date by all executive officers and directors and includes an aggregate of 7,004 common stock equivalents under the Deferred Compensation Plan for Non-Employee Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVELL, INC.
(Registrant)

By:	/s/ George S. Richards
George S. Richards
Chairman, Chief Executive Officer and President